EXHIBIT 99.1

Limelight Networks(R) Reports Fourth Quarter and Full Year 2010 Results

TEMPE, Ariz., Feb. 14, 2011 (GLOBE NEWSWIRE) -- Limelight Networks, Inc. (Nasdaq:LLNW) today reported fourth quarter and full-year 2010 financial results. Highlights included:

  Record Q4 revenue of $55.2 million and full-year 2010 revenue of $183.3 million
  Q4 Core content delivery business revenue growth of 21% year-over-year
  Continued expansion of cloud-based and consulting services, which comprised 36% of Q4 revenue:
  Q4 Mobile revenue growth exceeded 200% year-over-year
  Q4 Site and application acceleration services growth exceeded 150% year over year
  Q4 Enterprise cloud storage growth exceeded 40% year-over-year
  Q4 Online video platform growth exceeded 110% year-over-year
  Achievement of $0.01 of non-GAAP net income per share in Q4, excluding acquisition-related income tax expense

"Limelight Networks' content delivery and cloud-based services have become embedded into the fabric of the Internet, which has, through computers, tablets, smartphones and Internet-connected televisions, become embedded into the fabric of our lives. We believe that our globally distributed, high-performance computing platform, and the solutions that run on it, are unique within the technology industry, positioning us well for continued growth and market share gains in 2011. We are focused on delivering value to our customers and helping them improve the efficacy of their online businesses in a world where content and ad dollars continue to shift online, the mobile web continues its rapid growth, and enterprise IT applications continue to migrate into the cloud," said Jeff Lunsford, chairman and chief executive officer.

Financial Highlights

For the fourth quarter of 2010, the Company reported revenue of $55.2 million, up 64 percent from the fourth quarter 2009 and up 11 percent sequentially from Q3 2010. The Company also reported Adjusted EBITDA of $8.1 million and non-GAAP net earnings, before share-based compensation, litigation expenses, amortization of intangible assets, and acquisition-related expenses, of $1.5 million, excluding acquisition-related income tax expense, or 1 cent per share on a fully diluted basis. GAAP net loss was $6.3 million, or 6 cents per basic share.

For the full year of 2010, the Company reported revenue of $183.3 million, compared to $131.7 million in 2009. The Company also reported Adjusted EBITDA of $25.8 million and non-GAAP net income, before share-based compensation, litigation expenses, amortization of intangible assets, and acquisition-related expenses, of $4.6 million or 5 cents per share on a fully diluted basis. GAAP net loss was $20.4 million, or 22 cents per basic share. A reconciliation of GAAP to non-GAAP net income is included in the tables that are attached to this earnings release.

Capital investments were $8.9 million for the fourth quarter and $34.3 million for the year. The Company ended the year with no bank debt and approximately $69 million in cash and short-term marketable securities.

2011 Outlook

The Company anticipates first quarter revenue to be in the range of $48.0-$49.5 million and full year revenue to increase 15 to 20% over 2010 reported revenue.

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	December 31,	December 31,
	2010	2009
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$ 56,741	$ 89,509
Marketable securities	12,009	64,870
Accounts receivable, net of reserves of $7,243 and $9,226 at December 31, 2010 and December 31, 2009	41,940	26,363
Income taxes receivable	721	617
Prepaid expenses and other current assets	9,628	9,654
Total current assets	121,039	191,013
Property and equipment, net	54,407	35,524
Marketable securities, less current portion	1,755	12
Deferred tax asset, non-current	718	--
Goodwill	94,364	619
Other intangible assets, net	19,406	370
Other assets	6,951	8,132
Total assets	$ 298,640	$ 235,670

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$ 12,236	$ 5,144
Deferred revenue, current portion	6,877	12,199
Capital lease obligation, current portion	1,049	--
Other current liabilities	21,608	14,140
Total current liabilities	41,770	31,483
Deferred revenue, less current portion	--	1,377
Capital lease obligation, less current portion	1,750	--
Deferred income tax, less current portion	598	10
Other long term liabilities	21	--
Total liabilities	44,139	32,870
Commitments and contingencies	--	--
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	--	--
Common stock, $0.001 par value; 150,000 shares authorized; 100,068 and 85,011 shares issued and
outstanding at December 31, 2010 and December 31, 2009, respectively	100	85
Additional paid-in capital	380,338	308,537
Accumulated other comprehensive income	329	93
Accumulated deficit	(126,266)	(105,915)
Total stockholders' equity	254,501	202,800
Total liabilities and stockholders' equity	$ 298,640	$ 235,670

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Twelve Months Ended

	December 31,	September 30,	December 31,	September 30,	December 31,	December 31,
	2010	2010	2009	2009	2010	2009

Revenues	$ 55,243	$ 49,803	$ 33,625	$ 32,530	$ 183,327	$ 131,663
Costs and operating expenses
Cost of revenues * †	29,966	27,946	22,167	20,907	102,719	85,623
General and administrative * †	11,621	10,393	10,066	7,032	42,119	36,479
Sales and marketing *	13,323	12,724	8,672	8,060	46,752	32,587
Research & development *	5,141	4,491	2,059	2,024	15,755	7,937
Provision for litigation	--	--	--	--	--	(65,645)
Total costs and operating expenses	60,051	55,554	42,964	38,023	207,345	96,981

Operating (loss) income	(4,808)	(5,751)	(9,339)	(5,493)	(24,018)	34,682

Interest expense	(64)	(6)	(5)	(11)	(77)	(39)
Interest income	147	210	295	330	914	1,345
Other (expense) income	(105)	(120)	(146)	15	(222)	(14)
(Loss) income before taxes	(4,830)	(5,667)	(9,195)	(5,159)	(23,403)	35,974
Income tax expense (benefit)	1,518	287	531	61	(3,052)	1,084
Net (loss) income	$ (6,348)	$ (5,954)	$ (9,726)	$ (5,220)	$ (20,351)	$ 34,890

Net (loss) income per share:
Basic	$ (0.06)	$ (0.06)	$ (0.11)	$ (0.06)	$ (0.22)	$ 0.41
Diluted	$ (0.06)	$ (0.06)	$ (0.11)	$ (0.06)	$ (0.22)	$ 0.40

Shares used in per share calculations:
Basic	99,557	98,634	84,770	84,489	94,300	84,202
Diluted	99,557	98,634	84,770	84,489	94,300	87,972

* Includes share-based compensation (see supplemental table for figures)

† Includes depreciation and amortization (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended				Twelve Months Ended

	December 31,	September 30,	December 31,	September 30,	December 31,	December 31,
	2010	2010	2009	2009	2010	2009
Supplemental financial data (in thousands):
Share-based compensation:
Cost of revenues	$ 614	$ 645	$ 642	$ 638	$ 2,441	$ 2,414
General and administrative	1,691	1,779	1,801	1,805	6,881	7,556
Sales and marketing	1,234	1,311	1,236	1,293	5,023	4,970
Research and development	804	819	648	633	3,056	2,523
Total share-based compensation	$ 4,343	$ 4,554	$ 4,327	$ 4,369	$ 17,401	$ 17,463

Depreciation and amortization:
Network-related depreciation	$ 6,387	$ 5,878	$ 5,352	$ 6,018	$ 22,367	$ 24,051
Other depreciation and amortization	497	680	619	568	2,460	2,259
Amortization of intangible assets	1,458	1,354	33	59	3,899	92
Total depreciation and amortization	$ 8,342	$ 7,912	$ 6,004	$ 6,645	$ 28,726	$ 26,402

Net (decrease) increase in cash, cash equivalents
and marketable securities	$ (2,169)	$ (11,166)	$ 1,561	$ (11,497)	$ (83,886)	$ (20,265)

End of period statistics:

Approximate number of active customers	1,824	1,780	1,370	1,370	1,824	1,370
Number of employees	689	660	328	321	689	328

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended				Twelve Months Ended

	December 31,	September 30,	December 31,	September 30,	December 31,	December 31,
	2010	2010	2009	2009	2010	2009

Cash flows from operating activities:
Net (loss) income	$ (6,348)	$ (5,954)	$ (9,726)	$ (5,220)	$ (20,351)	$ 34,890
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	8,342	7,912	6,004	6,645	28,726	26,402
Share-based compensation	4,343	4,554	4,327	4,369	17,401	17,463
Deferred income taxes	(807)	(71)	--	--	(997)	--
Income tax expense (benefit) related to business acquisition	1,899	--	--	--	(3,869)	--
Provision for litigation	--	--	--	--	--	(65,645)
Loss (gain) on foreign currency transactions	22	159	20	7	17	201
Loss on sale of property and equipment	27	58	--	--	179	--
Accounts receivable (recovery) charges	(16)	585	774	329	2,326	5,013
Accretion of marketable securities	85	(50)	89	(298)	359	(366)
Changes in operating assets and liabilities:
Accounts receivable	(2,857)	(5,089)	555	(1,648)	(8,363)	2,348
Prepaid expenses and other current assets	(306)	539	(516)	(1,475)	832	(1,863)
Income taxes receivable	141	(69)	(424)	(159)	299	(600)
Other assets	611	62	917	(4,152)	1,617	(7,396)
Accounts payable	1,875	(74)	(6)	244	842	(5,204)
Deferred revenue	(2,588)	(1,913)	(1,506)	(291)	(6,878)	(3,591)
Other current liabilities	2,454	755	4,875	358	2,951	(1,361)
Other long term liabilities	(20)	41	--	--	--	--
Net cash provided by (used in) operating activities	6,857	1,445	5,383	(1,291)	15,091	291

Cash flows from investing activities:
Purchases of property and equipment	(8,903)	(11,675)	(3,759)	(10,586)	(34,308)	(20,407)
Purchase of marketable securities	(1,039)	(8,715)	(25,500)	(32,905)	(28,509)	(71,235)
Sale of marketable securities	7,516	12,405	10,900	2,000	81,101	43,300
Acquisition of businesses, net of cash acquired	--	(2,622)	--	--	(66,529)	22
Net cash (used in) provided by investing activities	(2,426)	(10,607)	(18,359)	(41,491)	(48,245)	(48,320)

Cash flows from financing activities:
Payment on capital lease obligations	(409)	--	--	--	(409)	--
Payment of employee tax withholdings related to restricted stock	(948)	--	(286)	--	(1,579)	(753)
Proceeds from exercise of stock options	1,486	335	34	72	1,948	274
Net cash provided by (used in) financing activities	129	335	(252)	72	(40)	(479)
Effect of exchange rate changes on cash	(48)	285	290	(5)	426	(163)
Net increase (decrease) in cash and cash equivalents	4,512	(8,542)	(12,938)	(42,715)	(32,768)	(48,671)
Cash and cash equivalents, beginning of period	52,229	60,771	102,447	145,162	89,509	138,180
Cash and cash equivalents, end of period	$ 56,741	$ 52,229	$ 89,509	$ 102,447	$ 56,741	$ 89,509

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, provision for litigation, amortization of intangibles and acquisition related expenses. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes and, depreciation and amortization. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for operational expenses that we do not consider reflective of our ongoing operations. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

  EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
  they do not reflect changes in, or cash requirements for, our working capital needs;
  they do not reflect the cash requirements necessary for litigation costs;
  they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;
  they do not reflect income taxes or the cash requirements for any tax payments;
  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;
  while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and
  other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

 In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)

	Three Months Ended				Twelve Months Ended

	December 31,	September 30,	December 31,	September 30,	December 31,	December 31,
	2010	2010	2009	2009	2010	2009

GAAP net (loss) income	$ (6,348)	$ (5,954)	$ (9,726)	$ (5,220)	$ (20,351)	$ 34,890

Provision for litigation	--	--	--	--	--	(65,645)
Share-based compensation	4,343	4,554	4,327	4,369	17,401	17,463
Litigation defense expenses	22	9	827	273	2,149	5,412
Acquisition related expenses	169	345	1,481	--	1,527	1,481
Amortization of intangible assets	1,458	1,354	33	59	3,899	92

Non-GAAP net (loss) income	$ (356)	$ 308	$ (3,058)	$ (519)	$ 4,625	$ (6,307)

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Income (Loss) to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended				Twelve Months Ended

	December 31,	September 30,	December 31,	September 30,	December 31,	December 31,
	2010	2010	2009	2009	2010	2009

GAAP net (loss) income	$ (6,348)	$ (5,954)	$ (9,726)	$ (5,220)	$ (20,351)	$ 34,890

Depreciation and amortization	8,342	7,912	6,004	6,645	28,726	26,402
Interest expense	64	6	5	11	77	39
Interest and other income (expense)	(42)	(90)	(149)	(346)	(692)	(1,331)
Income tax (benefit) expense	1,518	287	531	61	(3,052)	1,084

EBITDA	3,534	2,161	(3,335)	1,151	4,708	61,084

Provision for litigation	--	--	--	--	--	(65,645)
Share-based compensation	4,343	4,554	4,327	4,369	17,401	17,463
Litigation defense expenses	22	9	827	273	2,149	5,412
Acquisition related expenses	169	345	1,481	--	1,527	1,481

Adjusted EBITDA	$ 8,068	$ 7,069	$ 3,300	$ 5,793	$ 25,785	$ 19,795

Conference Call

At approximately 4:05 p.m. EST (1:05 p.m. PST), management will host a quarterly conference call for investors. Investors can access this call toll-free at 1-877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.llnw.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight Networks, Inc.

Limelight Networks, Inc. (Nasdaq:LLNW) provides solutions that enable business and technology decision makers to profit from the shift of content and advertising to the online world, the explosive growth of mobile and connected devices, and the migration of IT applications and services into the cloud. Over 1800 customers worldwide use Limelight's massively scalable software services to engage audiences, enhance brand presence, analyze viewer preferences, optimize advertising, manage and monetize digital assets, and ultimately build stronger customer relationships. For more information, please visit http://www.limelightnetworks.com or follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2011 Limelight Networks, Inc. All rights reserved. EyeWonder is a trademark of Limelight Networks, Inc. All product or service names are the property of their respective owners.

CONTACT: Paul Alfieri of Limelight Networks, Inc.
         +1-646-875-8835, palfieri@llnw.com